SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2013

ZAGG Inc

(Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah 84115
(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

First Amendment to Wells Fargo Credit Agreement

On December 20, 2013, ZAGG Inc (the “Company”) and Wells Fargo Bank, National Association (“Wells Fargo” or the “Bank”), entered into the First Amendment to Credit Agreement (“Amendment”), which modifies the original Credit Agreement entered into between the Company and Wells Fargo on December 7, 2012.

Prior to the Amendment, the total amount outstanding under the term loan was $18,000,000 and the total amount outstanding under the revolving line of credit was zero.

The Amendment retains the $60,000,000 revolving line of credit (“Line of Credit”) and extends the maturity date from December 1, 2014 to December 1, 2015. At the time of the Amendment, the $18,000,000 outstanding on the original $24,000,000 term loan was paid in full utilizing proceeds from the Line of Credit. In addition, the Line of Credit includes a letter of credit sub-feature that allows the Company to issue standby commercial letters of credit against the Line of Credit, not to exceed at any time an aggregate of $5,000,000. During 2012 and 2013, the Company has not issued any standby commercial letters of credit.

As consideration for the entering into this agreement, the Company agreed to pay to Wells Fargo a fee of $30,000, reasonable legal fees and expenses incurred during the credit extension process, and a collateral exam charge of $7,085.

Borrowings and repayments under the Line of Credit may occur from time to time in the Company’s ordinary course of business through December 1, 2015.

In addition to the terms discussed above, the Amendment made various changes to financial debt covenants as detailed in Exhibit 10.1 and adjusted the unused line fee from the previous agreement, whereby the Company agreed to pay Wells Fargo a quarterly fee based on the average unused amount of the Line of Credit depending on the Company’s Leverage Ratio (which term is defined in the Credit Agreement as Total Liabilities divided by Tangible Net Worth) based on the following table:

Leverage Ratio	Applicable Unused Commitment Fee (per annum)

1.00 or greater	0.35%
0.65 or greater, but less than 1.00	0.25%
Less than 0.65	0.15%

Item 7.01                      Regulation FD Disclosure.

On December 23, 2013, the Company issued a press release to announce the Credit Agreement transaction described above.  The text of the press release is set forth in Exhibit 99.1 attached hereto.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                    Description

10.1	First Amendment to Credit Agreement
10.2	First Modification to Promissory Note and to Addendum
99.1	Press Release dated December 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

By:
/s/ BRANDON T. O’BRIEN
Brandon T. O’Brien
Chief Financial Officer

Date: December 23, 2013

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